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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, DC  20549

                                    ______________

                                       FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)    August 7, 1996
                                                 ------------------------------



                             THE ST. PAUL COMPANIES, INC.
- --------------------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)



         Minnesota                  0-3021             41-0518860
- --------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission        (IRS Employer
      of Incorporation)          File Number)     Identification No.)



385 Washington Street, St. Paul, Minnesota                              10281
- --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code  (612) 310-7911
                                                 ------------------------------



                                         N/A
- --------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)




                                        Page 1
                               Exhibit Index on Page 4

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ITEMS 1-4.    NOT APPLICABLE.


ITEM 5.       OTHER EVENTS.

                   Exhibits are filed herewith in connection with the
              Registration Statement on Form S-3 (File No. 333-06456) filed by the St. Paul Companies, Inc. (the "Company") with the Securities and Exchange Commission covering Debt Securities issuable under an Indenture, dated as of March 31, 1990, between the Company and The Chase Manhattan Bank (the "Indenture"). The exhibits consist of a distribution agreement, the forms of Notes and the tax opinion of Sullivan & Cromwell.


ITEM 6.       NOT APPLICABLE.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA
              FINANCIAL INFORMATION AND EXHIBITS.

     (a)-(b)  NOT APPLICABLE.

         (c)  EXHIBITS.

              The following are filed as Exhibits to this Report:

              EXHIBIT
              NUMBER    DESCRIPTION
              -------   -----------

              1.2       Distribution Agreement

              4.2       Forms of Notes.

              8.1 Tax Opinion of Sullivan & Cromwell, special U.S. tax counsel.



ITEM 8.  NOT APPLICABLE.


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                                      SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE ST. PAUL COMPANIES, INC.



Dated:  August 7, 1996                 By: /s/ Bruce A. Backberg
                                            Vice President and Corporate
                                            Secretary


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                                  INDEX TO EXHIBITS


Exhibit No.                            Exhibit
- -----------                            -------

1.2           Distribution Agreement.

4.2           Forms of Notes.

8.1           Tax Opinion of Sullivan & Cromwell.